                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant   [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-12

                         1838 INVESTMENT ADVISORS FUNDS
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                         1838 INVESTMENT ADVISORS FUNDS

                    ----------------------------------------

                 NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS OF

                       1838 INTERNATIONAL EQUITY FUND AND

                             1838 FIXED INCOME FUND

                                  TO BE HELD ON

                                  JULY 20, 2004

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                                                   KING OF PRUSSIA, PENNSYLVANIA
                                                                   JUNE 14, 2004

To Shareholders:

                  A Special Meeting of Shareholders (the "Meeting") of 1838 International Equity Fund and 1838 Fixed Income Fund (each, a "Fund" and together, the "Funds") of 1838 Investment Advisors Funds (the "Trust") will be held at the offices of the Funds, 2701 Renaissance Boulevard, Fourth Floor, King of Prussia, Pennsylvania 19406 on July 20, 2004 at 9:00 a.m. Eastern Time, for the following purposes:

         1. Approval of the following Investment Advisory Agreements:

            The following item is to be voted on ONLY by shareholders of record of 1838 International Equity Fund:

            (a) To approve a new Investment Advisory Agreement between 1838
                Investment Advisors, LP and the Trust on behalf of the 1838 International Equity Fund.

            The following items are to be voted on ONLY by shareholders of record of 1838 Fixed Income Fund:

            (b) To approve a new Investment Advisory Agreement between 1838
                Investment Advisors, LP and the Trust on behalf of the 1838 Fixed Income Fund.

            (c) To approve a new Sub-Investment Advisory Agreement between 1838
                Investment Advisors, LP and MBIA Capital Management Corp. relating to 1838 Fixed Income Fund.

         2. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

                  Shareholders of record at the close of business on June 1, 2004 are entitled to vote at the Meeting or any adjournment thereof. In the event that the necessary quorum to transact business or the vote required to approve any of the proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the applicable Fund present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal.

        Your vote is important to us. Thank you for taking the time to consider these important proposals.

                                          By Order of the Board of Trustees




                                          ANNA M. BENCROWSKY
                                          Secretary

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                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY AND PROMPTLY DATE, SIGN AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN HELPING THE TRUST BY MAILING YOUR PROXY PROMPTLY.
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                                  PROXY SUMMARY

Q.        WHY IS A SHAREHOLDER VOTE NECESSARY?

A. The Investment Company Act of 1940, as amended, requires a shareholder vote on an investment management agreement whenever there is a change in the investment advisor. 1838 Investment Advisors, LLC ("1838 LLC") entered into an agreement to sell substantially all of its assets to Andover Acquisition Co., LP (an affiliate of the Seattle-based private equity firm, Orca Bay Partners) (the "Sale"). The Sale has resulted in a change in the investment advisor and, therefore, requires a shareholder vote on new investment management agreements and a new sub-investment advisory agreement.

Q.        WILL THE INVESTMENT MANAGEMENT FEES BE THE SAME?

A. Yes, under the terms of each proposed investment management agreement, the investment management fees paid by your Fund will remain the same.

Q.        HOW WILL THE SALE AFFECT THE FUND, OR ME AS A FUND SHAREHOLDER?

A.        Your Fund and its investment objectives and policies will not change.
          You will still own the same shares in the same Fund. Upon shareholder approval of the new investment management agreements, the investment manager for each Fund will be 1838 Investment Advisors, LP, the successor to the business of 1838 LLC.

Q. WHO IS PAYING THE COSTS ASSOCIATED WITH THE SALE, THE SHAREHOLDER MEETING AND THIS PROXY SOLICITATION?

A. 1838 LP, and not your Fund, will bear the costs associated with consideration of the Sale, including the costs of the Special Meeting of Shareholders and the proxy solicitation.

Q.        HOW DOES THE BOARD OF TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of your Fund, including the independent Trustees, unanimously recommend that you vote "FOR" all the items on the enclosed proxy card.

                       PLEASE VOTE THE ENCLOSED PROXY CARD

                             YOUR VOTE IS IMPORTANT

                         1838 INVESTMENT ADVISORS FUNDS

                         1838 INVESTMENT ADVISORS FUNDS

                            ------------------------

                         1838 INTERNATIONAL EQUITY FUND
                             1838 FIXED INCOME FUND

                      2701 Renaissance Blvd., Fourth Floor
                            King of Prussia, PA 19406

                                 PROXY STATEMENT

                           DATED JUNE 14, 2004 FOR THE

                         SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                  JULY 20, 2004

                            ------------------------

                  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of 1838 Investment Advisors Funds (the "Trust") on behalf of the 1838 International Equity Fund and 1838 Fixed Income Fund (each, a "Fund" and together, the "Funds") for use at the special meeting of shareholders of the Funds to be held at the offices of the Funds, 2701 Renaissance Boulevard, Fourth Floor, King of Prussia, Pennsylvania 19406 on July 20, 2004 at 9:00 a.m. Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about June 14, 2004 or as soon as practicable thereafter.

                  THE TRUST PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS, WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT THE FUNDS, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO INVESTMENTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT AND SEMIANNUAL REPORT OF THE FUNDS, WITHOUT CHARGE, BY WRITING TO 1838 INVESTMENT ADVISORS FUNDS AT 2701 RENAISSANCE BOULEVARD, FOURTH FLOOR, KING OF PRUSSIA, PENNSYLVANIA 19406 OR BY CALLING THE TRUST'S DISTRIBUTOR AT 1-877-367-1838.

                               PURPOSE OF MEETING

                  The Trust is organized as a Delaware business trust and is not required to hold an annual meeting of shareholders. The Meeting is being called to ask shareholders of the Funds to consider and vote on the following proposals:

         (1) Approval of the following Investment Advisory Agreements:

                  The following item is to be voted on ONLY by shareholders of record of 1838 International Equity Fund:

                  (a) To approve a new Investment Advisory Agreement between 1838 Investment Advisors, LP and the Trust on behalf of the 1838 International Equity Fund.

                  The following items are to be voted on ONLY by shareholders of record of 1838 Fixed Income Fund:

                  (b) To approve a new Investment Advisory Agreement between 1838 Investment Advisors, LP and the Trust on behalf of the 1838 Fixed Income Fund.

                  (c) To approve a new Sub-Investment Advisory Agreement between 1838 Investment Advisors, LP and MBIA Capital Management Corp. relating to the 1838 Fixed Income Fund.

         (2) To transact such other business as may properly come before the Meeting, or any adjournment thereof.

                                 PROPOSAL NO. 1

                   APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

                  Shareholders of the Funds are being asked to approve new investment advisory agreements ("Proposed Advisory Agreements") between 1838 Investment Advisors, LP ("1838 LP") and 1838 Investment Advisors Funds (the "Trust") on behalf of the Funds. Shareholders of 1838 Fixed Income Fund are also being asked to approve a new sub-investment advisory agreement ("Proposed Sub-Advisory Agreement," and collectively with the Proposed Advisory Agreements, the "Proposed Agreements") between 1838 LP and MBIA Capital Management Corp. ("MBIA-CMC").

                  Shareholders are being asked to approve the Proposed Agreements because, on March 26, 2004, 1838 Investment Advisors, LLC ("1838 LLC") entered into an agreement to sell its business to Andover Acquisition Co., LP (an affiliate of the Seattle-based private equity firm, Orca Bay Partners) (the "Sale"). After the Sale, Andover Acquisition Co., LP changed its name to 1838 Investment Advisors, LP ("1838 LP") and 1838 Investment Advisors LLC changed its name to KOP Management, LLC. The Sale closed on May 13, 2004. Following the Sale, the investment teams that managed the Funds remained intact, with the same investment management personnel and with new capital being used to augment investment resources and capabilities. Under the Investment Company Act of 1940, as amended ("1940 Act"), the Sale resulted in an assignment of the then existing investment advisory agreements relating to the Funds between 1838 LLC and the Trust, which automatically terminated those agreements.

                  The Funds have operated under interim investment advisory agreements with 1838 LP (the "Interim Advisory Agreements") and, in the case of the Fixed Income Fund, an interim sub-investment advisory agreement with MBIA-CMC (the "Interim Sub-Advisory Agreement, and collectively with the Interim Advisory Agreements, the "Interim Agreements") since the closing of the Sale. The Trustees approved the Interim Sub-Advisory Agreement with MBIA-CMC in order to retain the services of the Fixed Income Fund's portfolio manager Clifford D. Corso, who is not employed with 1838 LP. Prior to the Sale, Mr. Corso was an officer of 1838 LLC and MBIA-CMC and is currently the Managing Director of MBIA-CMC. Neither Mr. Corso nor MBIA-CMC receives any compensation under the Interim Sub-Advisory Agreement. The Interim Agreements will remain in effect until the earlier of the effective date of the Proposed Agreements or 150 days after the effective date of the Interim Agreements.

                  The Board of Trustees of the Trust, on behalf of the Funds, has approved the Proposed Agreements, which must be submitted to each Fund's shareholders for their approval. The following summary provides information about the Interim Agreements, 1838 LP and MBIA-CMC, as well as the terminated investment advisory agreement for each Fund (the "Prior Agreements") and the Proposed Agreements.

INFORMATION CONCERNING THE INTERIM AGREEMENTS

                  On May 13, 2004, 1838 LP assumed its responsibilities as each Fund's interim investment adviser pursuant to Interim Advisory Agreements that are substantially similar to the Prior Agreements. On that same date, MBIA-CMC assumed its responsibilities as the 1838 Fixed Income Fund's interim sub-investment adviser pursuant to an Interim Sub-Advisory Agreement pursuant to which MBIA-CMC receives no compensation. The Interim Agreements were unanimously approved by the Board of Trustees on March 31, 2004, in accordance with Rule 15a-4 under the 1940 Act to ensure that the Funds would continue to receive investment advisory services when the Prior Agreements terminated. Rule 15a-4 allows the Interim Agreements to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, provided that the fees payable under such agreement do not exceed the fees payable under the Prior Agreements and that certain contractual provisions are included in the Interim Agreements.

                  Specifically, Rule 15a-4 requires that the Interim Agreements provide that they may be terminated by the Board or holders of a majority of a Fund's shares at any time without penalty on not more than ten days' written notice. Furthermore, the Interim Agreements require all fees earned to be placed in escrow pending shareholder approval of the Proposed Agreements. If shareholders do not approve the Proposed Agreements, 1838 LP will only be entitled to the lesser of its actual costs in providing services to the Funds during the term of the Interim Agreements (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned).

                  The Interim Agreements will terminate on the earlier of the effective date of the Proposed Agreements or 150 days after the effective date of the Interim Agreements. In order for 1838 LP and MBIA-CMC to continue to provide investment advisory services beyond the interim period, shareholders of each of the Funds will need to approve the Proposed Agreements.

                  The Board considered the approval of the Interim Agreements and the Proposed Agreements at the same time and took into consideration information regarding the management, financial position and business of 1838 LP and MBIA-CMC, as well as the experience of their portfolio management teams. The Board also considered whether 1838 LP or MBIA-CMC, separately and collectively, would provide investment advisory services at the same or at a higher level than that of 1838 LLC prior to the Sale. The Board's evaluation of 1838 LP, MBIA-CMC and the Sale is discussed in more detail below.

INFORMATION CONCERNING 1838 LP

                  1838 LP is a Delaware limited partnership and is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). 1838 LP has offices at 2701 Renaissance Boulevard, Fourth Floor, King of Prussia, PA 19406. The general partner of 1838 LP is Andover Management LLC, a Delaware limited liability company located at 1301 First Avenue, Suite 201, Seattle, WA 98101. Each officer or director of the Trust who is also an officer, director, employee, general partner and/or a shareholder of 1838 LP is listed below:

     NAME AND POSITION WITH THE FUND                    POSITION WITH 1838 LP
     -------------------------------                    ---------------------
     Anna M. Bencrowsky, Vice President,                Vice President & Chief Compliance Officer
     Secretary & Treasurer

     Hans van den Berg, Vice President                  Managing Director - International Portfolio

                                                        Manager
INFORMATION CONCERNING MBIA-CMC

                  MBIA-CMC is a Delaware corporation and is an investment adviser registered under the Advisers Act. MBIA-CMC, an indirect wholly-owned subsidiary of MBIA Inc., a Connecticut corporation with principal offices at 113 King Street, Armonk, NY, 10504. MBIA Inc. is a reporting company under the Securities Exchange Act of 1934. Each officer or director of the Trust who is also an officer, director, employee, general partner and/or a shareholder of MBIA-CMC is listed below as follows:

     NAME AND POSITION WITH THE FUND                    POSITION WITH MBIA-CMC
     -------------------------------                    ----------------------
     Clifford D. Corso, Vice President                  President and Chief Investment Officer of
                                                        MBIA Capital Management Corp.;
                                                        Managing Director and Chief Investment
                                                        Officer of MBIA Insurance Corporation;
                                                        and Managing Director, 1838 Investment
                                                        Advisors, LLC

INFORMATION CONCERNING THE PRIOR AGREEMENTS

                  Subject to the supervision of the Board, 1838 LLC provided portfolio management, research and analysis, advice and recommendations with respect to the purchase and sale of securities for each Fund pursuant to the Prior Agreements between the Trust, on behalf of each Fund, and 1838 LLC, dated December 31, 2000. 1838 LLC also maintained certain books and records in connection with its services to the Trust.

                  The Prior Agreements provided that all costs and expenses not expressly assumed by 1838 LLC under the Agreements shall be paid by the Trust, including, but not limited to, the expenses incurred in: (1) the maintenance of its corporate existence; (2) the maintenance of its own books, records and procedures; (3) shareholder relations; (4) the payment of dividends; (5) transfer of stock, including issuance, redemption and repurchase of shares; (6) preparation of share certificates; (7) reports and notices to shareholders; (8) calling and holding of shareholders' meetings; (9) miscellaneous office expenses; (10) brokerage commissions; (11) custodian fees; (12) legal and accounting fees; and (13) taxes.

                  Pursuant to the Prior Agreements, 1838 LLC was entitled to an annual fee, payable monthly, equal to the following percentages of a Fund's average daily net assets: 1838 International Equity Fund, 0.75% and 1838 Fixed Income Fund, 0.50%. For the fiscal year ended October 31, 2003, after fee waivers by 1838 LLC, the Funds paid the following amounts to 1838 LLC for its services: 1838 International Equity Fund, $347,332; and 1838 Fixed Income Fund, $168,328. 1838 LP has voluntarily agreed to waive its fees and/or reimburse the Funds so that such fee waivers will remain in effect.

                  Under the Prior Agreements, 1838 LLC was not subject to liabilities to the Funds or to any shareholder of the Funds for any action or omission in the course of, or connected with, rendering services under the Prior Agreements or for any losses sustained in the purchase, holding or sale of any security, or otherwise in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of 1838 LLC to the Funds.

                  The Prior Agreements were approved for a two year period by the initial shareholders of each Fund, and were last approved by the Trustees at a meeting held for that purpose on June 18, 2003. The Prior Agreements were to remain in effect from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Funds, as defined under the 1940 Act, or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the Prior Agreements or interested persons of any such party, cast in person at a meeting called for such purpose. The Prior Agreements provided for termination by either the Trust or 1838 LLC without penalty at any time on sixty (60) days' written notice to the other party.

                  The Sale resulted in the assignment (as defined in the 1940
Act) of the Prior Agreements and, under the 1940 Act, resulted in the automatic termination of such Agreements. As permitted under rules promulgated under the 1940 Act, the Board of Trustees has also approved the Interim Agreements. However, for the Funds to continue to receive investment advisory services from 1838 LP beyond the interim period, each of the Funds and 1838 LP must enter into the Proposed Agreements. The Proposed Agreements will only take effect if approved by shareholders holding a majority of the shares in the Funds.

INFORMATION CONCERNING THE PROPOSED ADVISORY AGREEMENTS

                  The Proposed Agreements are identical to the Prior Agreements in all material respects, except for a change in the effective and termination dates and change in investment adviser from 1838 LLC to 1838 LP. Forms of the Proposed Advisory Agreements are attached to this Proxy Statement as Exhibit A (International Equity Fund) and Exhibit B (Fixed Income Fund).

                  It is anticipated that the Proposed Advisory Agreements will be dated as of the day after shareholder approval of the Agreements is obtained. The Proposed Advisory Agreements will continue in effect for an initial term of two years and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Funds or by the Board of Trustees of the Trust and, in either event, by the vote of a majority of the Trustees who are not parties to the Proposed Advisory Agreements or interested persons of any such party, cast in person at a meeting called for such purpose.

                  If the Proposed Advisory Agreements are not approved by the shareholders of the Funds, the Trustees of the Trust will consider what other action is appropriate based upon the best interests of the shareholders.

INFORMATION CONCERNING THE PROPOSED SUB-ADVISORY AGREEMENT (FIXED INCOME FUND
ONLY)

                  Upon approval of shareholders of the Fixed Income Fund, 1838 LP intends to enter into the Proposed Sub-Advisory Agreement with MBIA-CMC. Currently, an Interim Sub-Advisory Agreement on behalf of the Fixed Income Fund is in place. The Interim Sub-Advisory Agreement will remain in effect for 150 days, or until shareholders approve a new contract for the Fund. (See "Information Concerning the Interim Agreements" for a more detailed discussion of these requirements.) A form of the proposed Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit C.

                  The Proposed Sub-Advisory Agreement provides that, subject to the supervision of the Board of Trustees of the Trust and 1838 LP, MBIA-CMC will provide recommendations for a continuous investment program for the Fund, including investment research and management with respect to securities and investments, including cash and cash equivalents in the Fund. The services under the Proposed Sub-Advisory Agreement will be provided in accordance with the Fund's investment objective, policies and restrictions. For the period from approval of the Proposed Sub-Advisory Agreement through December 31, 2004, the sub-advisor will receive no compensation for its services. After December 31, 2004, the investment advisor will pay the Fixed Income Fund's sub-investment advisor out of its own income an annual fee of 0.05% based on the Fixed Income Fund's average daily net asset value at the end of each month.

                  Under the Proposed Sub-Advisory Agreement, MBIA-CMC would not be liable for any error or judgment or mistake of law for any loss suffered by 1838 LP or the Fund in connection with any matters to which the Agreement relates except for losses resulting from MBIA-CMC's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reckless disregard of the obligations or duties under the Agreement.

                  It is anticipated that the Proposed Sub-Advisory Agreement will be dated as of the day after shareholder approval of the Agreement is obtained. The Proposed Sub-Advisory Agreement will continue in effect for an initial term of two years and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund or by the Board of Trustees of the Trust, and, in either event, by the vote of a majority of the Trustees who are not parties to the Proposed Sub-Advisory Agreement or interested persons of such party, cast in person at a meeting called for such purpose.

                  The Proposed Sub-Advisory Agreement may be terminated by the Trust, 1838 LP, or MBIA-CMC without penalty at any time on sixty (60) days' written notice to the other party. The Proposed Sub-Advisory Agreement will also terminate (i) upon the termination or assignment of the investment advisory agreement between 1838 LP and the Trust on behalf of the Fixed Income Fund or
(ii) upon the assignment of the Proposed Sub-Advisory Agreement.

EVALUATION OF THE PROPOSED AGREEMENTS BY THE BOARD OF TRUSTEES

                  The Board of Trustees of the Trust met on March 31, 2004 to consider the Sale and its anticipated effects upon the investment management services that 1838 LLC provided to the Funds. The Board, including a majority of the Trustees who are not parties to the Proposed Agreements or "interested persons" of any such party, voted to recommend the Proposed Agreements to the Funds' shareholders for their approval.

                  At the March 31, 2004 meeting, the Trustees had the opportunity to meet with representatives of 1838 LP to determine why 1838 LP chose to acquire the business of 1838 LLC and to determine whether the Sale will be beneficial to the Funds. 1838 LP, in acquiring the business of 1838 LLC, is seeking to expand the business of Orca Bay Partners, 1838 LP's affiliate and a Seattle-based private equity firm. The Board of Trustees of the Trust considered how the Funds, and an affiliated closed-end fund will blend with the Orca Bay large cap experience. The Board of Trustees also considered 1838 LP's reasons for acquiring the business of 1838 LLC including the attractive size of 1838 LLC's business, its personnel, and its tax-efficient advisory products. The Board of Trustees also considered Orca Bay Partners' investment in other investment advisory firms, including firms that have advised registered investment companies. The Trustees considered the proposed structure of 1838 LP following the Sale, how 1838 LP plans to integrate 1838 LLC's existing operations into its business model, and how 1838 LP plans to grow its investment advisory business. In addition, Orca Bay Partners and other investors of 1838 LP will put capital and additional personnel into developing and expanding the 1838 external marketing network, which also should be beneficial to the Funds by helping to expand the Funds' asset base to achieve economies of scale.

                  The Board of Trustees, on behalf of each Fund, requested and reviewed various materials with respect to 1838 LP and the Sale, including materials furnished by 1838 LP. These materials included information about 1838 LP and its personnel, operations and financial condition. The Board of Trustees also reviewed the terms of the Sale and evaluated the ability to provide a stable financial environment for the provision of services to the Funds.

                  In considering the Proposed Agreements the Trustees considered that the terms do not contemplate any change in (i) the personnel managing the Funds; or (ii) the fees paid by the Funds to 1838 LP for its investment advisory services. 1838 LP has informed the Board of Trustees that the Sale is not expected to result in any changes to the foregoing. 1838 LP is expected to continue to operate the investment advisory business conducted by 1838 LLC in substantially the same manner as previously conducted by 1838 LLC. There can be no assurances, however, that changes may not occur. If changes in the conduct of this business are proposed that might materially affect the services to the Funds, the Board of Trustees will consider the effect of those changes and take such action as it deems advisable under the circumstances.

                  Section 15(f) of the 1940 Act permits, in the context of an investment adviser to a registered investment company selling its business, the receipt by such adviser, or any of its affiliated persons, of any amount or benefit in connection with a sale of an interest in the adviser, as long as two conditions are satisfied. First, an "unfair burden" (as defined in the 1940 Act) must not be imposed on the investment company as a result of the sale of the interest in the company's adviser. For purposes of Section 15(f), an unfair burden would include any arrangement during a two year period after the sale of such interest whereby the investment adviser, or any interested persons of such adviser, receives or is entitled to receive any compensation from the investment company or its shareholders other than the fees for bona fide investment advisory or other services. The second condition of Section 15(f) is that, during the three year period after the sale of such interest, at least 75% of the investment company's board of directors must not be "interested persons" of the investment company's adviser or predecessor adviser.

                  Management of the Trust is not aware of any circumstances arising from the Sale that might result in the imposition of an "unfair burden" on the Trust. Furthermore, the second condition of Section 15(f), the 75% disinterested director requirement, was satisfied as of the closing of the Sale.

REQUIRED VOTE

                  Shareholders of the Funds will vote separately with respect to the approval of their respective Fund's new investment advisory agreement with 1838, LP, and only shareholders of the Fixed Income Fund will vote on the new sub-investment advisory agreement. A majority of each Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at the Meeting. If a quorum is present, the vote of the holders of a "majority of the outstanding voting securities" of each Fund, as defined in the 1940 Act, represented at the meeting in person or by proxy, is required for approval of the applicable agreement ("1940 Act Majority Vote"). A 1940 Act Majority Vote means the vote of (a) at least 67% of the shares of a Fund present in person or by proxy, if more than 50% of the shares of the Fund are represented at the meeting, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS
  VOTE "FOR" THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENTS AND THE PROPOSED
                             SUB-ADVISORY AGREEMENT.

                                 OTHER BUSINESS

                  The Board of Trustees know of no matters to be brought before the Meeting other than those mentioned in this Proxy Statement. If other matters do come before the Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the person or persons exercising at the Meeting the authority conferred by the proxies.

                               GENERAL INFORMATION

ADDITIONAL SERVICE PROVIDERS

                  Since consummation of the Sale on May 13, 2004, 1838 LP, has served as the administrator. MBIA Municipal Investors Service Corporation ("MBIA-MISC") provides accounting services and serves as dividend disbursing and transfer agent for the Trust. 1838 LP has offices at 2701 Renaissance Blvd., Fourth Floor, King of Prussia, PA 19406. MBIA-CMC serves as the distributor for the Trust, and is located at 113 King Street, Armonk, NY 10504.

VOTING AND SOLICITATION INFORMATION

                  The cost of preparing, printing and mailing the enclosed proxy card(s) and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by 1838 LP. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of 1838 LP, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

                  If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact the MBIA-MISC, the Fund's transfer agent at 1-877-367-1838.

REVOCATION OF PROXY

                  Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of the Funds giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Trust, at 2701 Renaissance Boulevard, Fourth Floor, King of Prussia, Pennsylvania 19406) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in this Proxy Statement.

QUORUM REQUIREMENT

                  The presence at the Meeting, in person or by proxy, of the holders of record of a majority of the shares outstanding of a Fund, as of the record date, shall constitute a quorum for the transaction of business with respect to that Fund at the Meeting, except as otherwise provided by the 1940 Act or in the Trust's Declaration of Trust. If, however, a quorum of a Fund's shareholders shall not be present or represented at the Meeting, the holders of a majority of the shares present for such Fund, in person or by proxy, shall have the power to adjourn the meeting with respect to those proposals pertaining to such Fund, without notice other than announcement at the Meeting, until a quorum shall be present or represented, to a date not more than 120 days after the original record date. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the Meeting as originally notified.

                  Under Delaware law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether a Proposal has been approved.

SHAREHOLDINGS INFORMATION

                  Holders of record of the shares of the Funds at the close of business on June 1, 2004 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.

                  As of the record date, the 1838 International Equity Fund and the 1838 Fixed Income Fund had 3,468,916 shares, and 2,293,455 shares, respectively, issued and outstanding. To the best of the knowledge of the Trust, as of the Record Date, no person owned beneficially more than 5% of either Fund's outstanding shares, except as stated in Exhibit D.

                  As of the Record Date, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the Funds' outstanding shares.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

                  Any shareholder who desires to submit a shareholder proposal may do so by submitting such proposal in writing, addressed to the Secretary of the Trust, at 2701 Renaissance Blvd., Fourth Floor, King of Prussia, PA 19406. The Trust is not required to hold an annual shareholder meeting and does not currently intend to do so.

                                         By Order of the Board of Trustees


                                         ANNA M. BENCROWSKY
                                         Secretary

JUNE 14, 2004

                                                                       EXHIBIT A

                         1838 INVESTMENT ADVISORS FUNDS

                         1838 INTERNATIONAL EQUITY FUND

                          INVESTMENT ADVISORY AGREEMENT

                  AGREEMENT, made by and between 1838 INVESTMENT ADVISORS FUNDS, a Delaware business trust (hereinafter called the "Trust"), on behalf of its 1838 INTERNATIONAL EQUITY FUND series (the "Fund"), and 1838 INVESTMENT ADVISORS, LP, a Delaware limited partnership (hereinafter called the "Investment Adviser").

                              W I T N E S S E T H:

                  WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities, and the Investment Adviser is a registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and engages in the business of providing investment management services; and

                  WHEREAS, the Trust has selected the Investment Adviser to serve as the investment adviser for the Fund effective as of the date of this Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

                  1. The Trust on behalf of the Fund hereby employs the Investment Adviser to manage the investment and reinvestment of the Fund's assets and to administer its affairs, subject to the direction of the Board of Trustees and officers of the Trust for the period and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund. The Investment Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Fund's investments as the Investment Adviser deems appropriate or as the Trustees of the Trust may reasonably request. Subject to compliance with the requirements of the 1940 Act, the Investment Adviser may retain as a sub-adviser to the Fund, at the Investment Adviser's own expense, any investment adviser registered under the Advisers Act.

                                  Exhibit A-1

                  2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. Officers and employees of the Investment Adviser may be trustees, directors, officers and employees of the funds of which the Investment Adviser serves as investment adviser. Officers and employees of the Investment Adviser who are trustees, officers and/or employees of the Trust shall not receive any compensation from the Trust for acting in such dual capacity.

                  In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Adviser may share facilities common to each, with appropriate proration of expenses between them.

                  3. (a) The Investment Adviser shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the primary objective of obtaining the best available prices and execution, the Investment Adviser will place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Fund, to the Investment Adviser, or to any other fund for which the Investment Adviser provides investment advisory services and/or with broker-dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Adviser provides investment advisory services. Broker-dealers who sell shares of the funds of which the Investment Adviser is investment adviser shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

                     (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction in such instances where the Investment Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund and to other funds for which the Investment Adviser exercises investment discretion.

                                  Exhibit A-2

                  4. As compensation for the services to be rendered to the Fund by the Investment Adviser under the provisions of this Agreement, the Trust on behalf of the Fund shall pay to the Investment Adviser from the Fund's assets an annual fee equal to 0.75% of the daily average net assets of the Fund, payable on a monthly basis, subject to reduction to the extent necessary to comply with the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

                  If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

                  5. The services to be rendered by the Investment Adviser to the Trust on behalf of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

                  6. The Investment Adviser, its officers, employees, and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust on behalf of the Fund or to any other investment company, corporation, association, firm or individual.

                  7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Adviser to the Fund, the Investment Adviser shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

                                  Exhibit A-3

                  8. The Trust agrees that, in the event that the Investment Adviser ceases to be the Fund's investment adviser for any reason, the Trust will (unless the Investment Adviser otherwise agrees in writing) promptly take all necessary steps to propose to the Fund's shareholders at the next regular meeting that the Fund change to a name not including the word "1838." The Trust agrees that the word "1838" in the Fund's name is derived from the name of the Investment Adviser and is the property of the Investment Adviser for copyright and all other purposes and that therefore such word may be freely used by the Investment Adviser as to other investment activities or other investment products.

                  9. This Agreement shall be executed and become effective as of the date written below. It may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Adviser of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

                                  Exhibit A-4

                  10. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

                  11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be signed on their behalf by their respective officers thereunto duly authorized all as of _______, 2004.

                                              1838 INVESTMENT ADVISORS FUNDS


                                              By  _____________________________
                                                  W. Thacher Brown
                                                  President

                                              1838 INVESTMENT ADVISORS, LP

                                              By: Andover Management LLC
                                                  its General Partner


                                              By: _____________________________
                                                  Timothy J. Carver, Manager



                                  Exhibit A-5

                                                                       EXHIBIT B
                         1838 INVESTMENT ADVISORS FUNDS

                             1838 FIXED INCOME FUND

                          INVESTMENT ADVISORY AGREEMENT


                  AGREEMENT, made by and between 1838 INVESTMENT ADVISORS FUNDS, a Delaware business trust (hereinafter called the "Trust"), on behalf of its 1838 FIXED INCOME FUND series (the "Fund"), and 1838 INVESTMENT ADVISORS, LP, a Delaware limited partnership (hereinafter called the "Investment Adviser").

                              W I T N E S S E T H:

                  WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities, and the Investment Adviser is a registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and engages in the business of providing investment management services; and

                  WHEREAS, the Trust has selected the Investment Adviser to serve as the investment adviser for the Fund effective as of the date of this Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

                  1. The Trust on behalf of the Fund hereby employs the Investment Adviser to manage the investment and reinvestment of the Fund's assets and to administer its affairs, subject to the direction of the Board of Trustees and officers of the Trust for the period and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund. The Investment Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Fund's investments as the Investment Adviser deems appropriate or as the Trustees of the Trust may reasonably request. Subject to compliance with the requirements of the 1940 Act, the Investment Adviser may retain as a sub-adviser to the Fund, at the Investment Adviser's own expense, any investment adviser registered under the Advisers Act.

                                  Exhibit B-1

                  2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. Officers and employees of the Investment Adviser may be trustees, directors, officers and employees of the funds of which the Investment Adviser serves as investment adviser. Officers and employees of the Investment Adviser who are trustees, officers and/or employees of the Trust shall not receive any compensation from the Trust for acting in such dual capacity.

                  In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Adviser may share facilities common to each, with appropriate proration of expenses between them.

                  3. (a) The Investment Adviser shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the primary objective of obtaining the best available prices and execution, the Investment Adviser will place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Fund, to the Investment Adviser, or to any other fund for which the Investment Adviser provides investment advisory services and/or with broker-dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Adviser provides investment advisory services. Broker-dealers who sell shares of the funds of which the Investment Adviser is investment adviser shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

                     (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction in such instances where the Investment Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund and to other funds for which the Investment Adviser exercises investment discretion.

                                  Exhibit B-2

                  4. As compensation for the services to be rendered to the Fund by the Investment Adviser under the provisions of this Agreement, the Trust on behalf of the Fund shall pay to the Investment Adviser from the Fund's assets an annual fee equal to .50% of the daily average net assets of the Fund, payable on a monthly basis, subject to reduction to the extent necessary to comply with the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

                  If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

                  5. The services to be rendered by the Investment Adviser to the Trust on behalf of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

                  6. The Investment Adviser, its officers, employees, and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust on behalf of the Fund or to any other investment company, corporation, association, firm or individual.

                  7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Adviser to the Fund, the Investment Adviser shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

                                  Exhibit B-3

                  8. The Trust agrees that, in the event that the Investment Adviser ceases to be the Fund's investment adviser for any reason, the Trust will (unless the Investment Adviser otherwise agrees in writing) promptly take all necessary steps to propose to the Fund's shareholders at the next regular meeting that the Fund change to a name not including the word "1838." The Trust agrees that the word "1838" in the Fund's name is derived from the name of the Investment Adviser and is the property of the Investment Adviser for copyright and all other purposes and that therefore such word may be freely used by the Investment Adviser as to other investment activities or other investment products.

                  9. This Agreement shall be executed and become effective as of the date written below. It may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Adviser of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

                                  Exhibit B-4

                  10. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

                  11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on their behalf by their respective officers thereunto duly authorized all as of _____, 2004.

                                       1838 INVESTMENT ADVISORS FUNDS


                                       By: ___________________________________
                                           W. Thacher Brown
                                           President

                                       1838 INVESTMENT ADVISORS, LP

                                       By: Andover Management LLC
                                           its General Partner

                                       By: ___________________________________
                                           Timothy J. Carver, Manager




                                  Exhibit B-5

                                                                       EXHIBIT C
                        SUB-INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                          1838 INVESTMENT ADVISORS, LP
                                       AND
                          MBIA CAPITAL MANAGEMENT CORP.

                  SUB-INVESTMENT ADVISORY AGREEMENT (the "Agreement") made this _____ day of _____ 2004, by and between 1838 INVESTMENT ADVISORS, LP (the "Investment Adviser") and MBIA CAPITAL MANAGEMENT CORP. (the "Sub-Adviser"), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

                                   WITNESSETH:

                  WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of ______, 2004 (the "Investment Advisory Agreement") with 1838 Investment Advisors Funds (the "Trust"), pursuant to which the Investment Adviser provides portfolio management services to 1838 Fixed Income Fund series of the Trust (the "Fund"); and

                  WHEREAS, the Investment Adviser wishes to enter into a contract with the Sub-Adviser to render to the Investment Adviser the following services:

                  To furnish research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments by the Investment Adviser regarding all of the assets of the Fund, subject to oversight by the Board of Trustees of the Trust and the supervision of the Investment Adviser; and

                  WHEREAS, the Sub-Adviser is willing to perform such services on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:

                  1. As compensation for all services, facilities furnished and expenses borne by the Sub-Adviser under this Agreement, the Investment Adviser will pay the Sub-Adviser an annual fee, which fee shall be payable monthly in arrears. The amount of such monthly fee shall be (i) for months ending on or before December 31, 2004: zero and (ii) for months ending after December 31, 2004: 1/240th (0.05% on an annualized basis) of the net asset value of the assets in the Fund at the close of business on the last business day of the month to which the payment relates.

                  The Sub-Adviser shall send the Investment Adviser an invoice for each such monthly fee within a reasonable time after the amount of such fee is determinable, and the Investment Adviser shall pay this amount to the Sub-Adviser within 10 business days of receiving the invoice.

                  2. This Agreement shall become effective as of the date first above written, subject to the approval of the shareholders of the Fund in accordance with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act").

                  3. This Agreement shall continue for a period ending two years from its effective date and thereafter, but only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act and only if the terms and the renewal hereof have been approved by a vote of a majority of the Trust's Trustees, who are not parties to such Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement will (i) terminate automatically without the payment of any penalty upon termination of the Investment Advisory Agreement, (ii) may be terminated by the Trust (by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding voting securities) or by the Investment Adviser without penalty upon sixty days' written notice by the Trust or the Investment Adviser to the Sub-Adviser, and (iii) may be terminated by the Sub-Adviser without penalty upon sixty days' written notice to the Investment Adviser and the Trust. This Agreement shall terminate automatically in the event of its assignment or the assignment of the Investment Advisory Agreement.

                                  Exhibit C-1

                  4. Subject to the supervision of the Board of Trustees of the Trust and the Investment Adviser, the Sub-Adviser will provide recommendations for a continuous investment program for the Fund, including investment research and management with respect to securities and investments, including cash and cash equivalents in the Fund. The Sub-Adviser will recommend to the Investment Adviser from time to time what securities and other investments should be purchased, retained or sold by the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with (i) the Fund's investment objective, policies and restrictions as stated in the then effective Prospectus and Statement of Additional Information relating to the Fund (ii) any additional policies or guidelines established by the Investment Adviser or by the Board of Trustees that have been furnished to the Sub-Adviser, and (iii) the provisions of the Internal Revenue Code, as amended, applicable to "regulated investment companies" (as defined in Section 851 of the Internal Revenue Code). The Sub-Adviser further agrees that it:

                      (a) will conform with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act and all applicable rules and regulations of the Securities and Exchange Commission ("SEC") and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal or State agencies which now has or in the future will have jurisdiction over its activities;

                      (b) (1) will recommend placement of orders, and may place orders, pursuant to its investment determinations for the Fund either directly with any broker or dealer, or with the issuer. In recommending placement of orders with brokers or dealers, the Sub-Adviser will attempt to assist the Investment Adviser to obtain the best net price and the most favorable execution of its orders. In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best net price and most favorable execution of its orders.

                          (2) Notwithstanding the provisions of paragraph
4(b)(1) above and subject to the policies and procedures as may be adopted by the Board of Trustees and officers of the Trust and notified to the Sub-Adviser, the Sub-Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other funds for which the Sub-Adviser exercises investment discretion.

                          (3) In no instance will securities be purchased from
or sold to the Sub-Adviser or any affiliated person of the Sub-Adviser as principal. Notwithstanding the foregoing sentence, the Sub-Adviser may arrange for the execution of, or place, brokered transactions through an affiliated broker-dealer in conformity with policies and procedures for such purpose if, when, and as established by the Trustees of the Trust and notified to the Sub-Adviser and provided that such transactions comply with Rule 17e-1 under the 1940 Act in all respects; and

                      (c) will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement and will provide, at its own cost, all office space and facilities necessary to furnish such services.

                  5. The Investment Adviser shall be responsible for sending shareholders any documents or other information required to be sent to shareholders and otherwise acting as the contact person with the shareholders. The Investment Adviser shall be responsible for maintaining accounting records relating to the shareholders.

                                  Exhibit C-2

                  6. The Sub-Adviser shall furnish the Investment Adviser and the administrator of the Fund (the "Administrator") monthly, quarterly and annual reports concerning portfolio transactions and performance of the Fund in such form as may be mutually agreed upon, and agrees to review the Fund and discuss the management of the Fund with representatives or agents of the Investment Adviser, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Fund to be inspected and audited by the Investment Adviser and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Investment Adviser, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Investment Adviser, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.

                  7. The Sub-Adviser shall provide to the Investment Adviser a copy of the Sub-Adviser's Form ADV as filed with the SEC and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Fund.

                  8. The Sub-Adviser shall maintain and be bound by a Code of Ethics satisfying the requirements of Rule 17j-1 under the 1940 Act, and shall provide to the Trust a current copy of such Code of Ethics, as amended from time to time.

                  9. It is expressly understood and agreed that the services to be rendered by the Sub-Adviser to the Investment Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

                  10. When the Sub-Adviser considers that the purchase or sale of an investment is in the best interest of the Fund, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the investments to be bought or sold in order to obtain best execution under the circumstances. The Sub-Adviser shall allocate the investments so bought or sold, and the expenses incurred in the transactions, in the manner the Sub-Adviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                  11. The Sub-Adviser is not obligated to buy or sell, or recommend for purchase or sale, for the Fund any investment which it or its officers, directors, affiliates or employees may buy or sell for the Sub-Adviser, for such officer's, director's, affiliate's or employee's own accounts or for the account of any of the Sub-Adviser's other clients, advisory or otherwise.

                  12. The Sub-Adviser may give advice and take action with respect to other clients or funds, or for its own account, that may differ from the advice or the timing or nature of action taken with respect to the Fund.

                  13. The Investment Adviser agrees that it will furnish currently to the Sub-Adviser all information reasonably necessary to permit the Sub-Adviser to give the advice called for under this Agreement and such information with reference to the Fund that is reasonably necessary to permit the Sub-Adviser to carry out its responsibilities under this Agreement (including, without limitation, the Fund's declaration of trust and bylaws, the Investment Advisory Agreement, documents filed with the SEC relating to the Fund, and resolutions, policies and procedures adopted by the Fund or the Investment Adviser relating to the Fund, and any amendments of or supplements to such documents). The Investment Adviser shall give the Sub-Adviser, prior to use, copies of all reports to shareholders, sales literature, or other material prepared for distribution to shareholders or to the public that refer to the Sub-Adviser, and shall not use such material if the Sub-Adviser reasonably objects in writing within five business days (or such other time period as may be mutually agreed) after receipt. The Investment Adviser shall advise the Sub-Adviser promptly of any transaction involving the portfolio securities of the Fund or the Sub-Adviser's services under this Agreement of which the Sub-Adviser would not otherwise have knowledge. The parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied.

                                  Exhibit C-3

                  14. The Sub-Adviser shall not be liable to the Investment Adviser or the Fund for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or the Fund in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Sub-Adviser against any liability by reason of the Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this Agreement.

                  15. The Sub-Adviser may use the "1838" name when referring to the names of the Investment Adviser, the Trust and the Fund in connection with its activities relating to this Agreement. The Sub-Adviser acknowledges that, as between it and the Investment Adviser, and subject to this right, the Investment Adviser retains all rights to the "1838" name.

                  16. Information and recommendations supplied by the Sub-Adviser in performing its obligations under this Agreement are confidential and for use only by the Investment Adviser, or such persons as the Investment Adviser designates, in connection with the Fund. Information supplied to the Sub-Adviser in connection with performing its obligations under this Agreement is confidential and for use only by the Sub-Adviser in connection with the Fund. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to the documents and data relating to its responsibilities under this Agreement.

                  17. In performing its duties under this Agreement, the Sub-Adviser is an independent contractor and, except as otherwise provided in this Agreement or otherwise authorized in writing, has no authority to act for or represent, or otherwise be an agent of, the Investment Adviser.

                  18. No provision of this Agreement may be changed or waived except by an instrument in writing signed by the party against whom enforcement of the change or waiver is sought. No amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom, SEC no-action letter or SEC interpretive guidance.

                  19. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without applying the principles of conflicts of law thereunder.

                  20. Any notice to be given hereunder may be given by personal notification or by first class mail, postage prepaid, to the party specified at the address stated below:

                        (a) To the Investment Adviser at:

                                    1838 Investment Advisors, LP
                                    2701 Renaissance Blvd.
                                    Fourth Floor
                                    King of Prussia, PA 19406
                                    Attn: Timothy J. Carver

                        (b) To the Sub-Adviser at:

                                    MBIA Capital Management Corp.
                                    113 King Street
                                    Armonk, NY 10504
                                    Attn: Clifford D. Corso

                        (c) To the Trust at:

                                    1838 Investment Advisors Funds
                                    2701 Renaissance Blvd.
                                    Fourth Floor
                                    King of Prussia, PA 19406
                                    Attn: W. Thacher Brown



                                  Exhibit C-4

                        (d) With copies to:

                                    Joseph V. Del Raso, Esquire
                                    Pepper Hamilton LLP
                                    3000 Two Logan Square
                                    18th & Arch Streets
                                    Philadelphia, PA 19103-2799

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.


                                       1838 INVESTMENT ADVISORS, LP

                                       By: Andover Management LLC
                                           its General Partner


                                       By: ____________________________________
                                           Timothy J. Carver, Manager


                                       MBIA CAPITAL MANAGEMENT CORP.


                                       By: ____________________________________



                                  Exhibit C-5

                                    EXHIBIT D
                             PRINCIPAL SHAREHOLDERS

                  The following shareholders beneficially owned more than 5% of either Fund's outstanding shares as of the Record Date:

    NAME AND ADDRESS                                                  PERCENTAGE
    ----------------                                                  ----------
    1838 INTERNATIONAL EQUITY FUND:
       Byrd & Co.                                                       56.68%
       c/o Wachovia Bank, N.A.
       123 S. Broad Street
       PA4903
       Philadelphia, PA 19109

       Charles Schwab & Co., Inc.                                        6.00%
       Attn: Mutual Funds
       101 Montgomery Street
       San Francisco, CA 94104

    1838 FIXED INCOME FUND:

       Charles Schwab & Co., Inc.                                       16.57%
       Attn: Mutual Funds
       101 Montgomery Street
       San Francisco, CA 94104

       Wachovia Bank, N.A.                                              12.83%
       FBO Binswanger Corp. PSP
       1525 W WT Harris Blvd.,
       NC 1151
       PA4903
       Charlotte, NC 28288

       Saxon & Co.                                                      11.01%
       FBO Fairmount Park Art Assn.
       P.O. Box 7780-1888
       Philadelphia, PA 19182

       SEI Private Trust Co.                                             8.05%
       c/o Mellon Bank
       FBO 108414JC009
       1 Freedom Valley Drive
       Oaks, PA 19456

       Wachovia Bank, N.A.                                               7.06%
       FBO AAAAI General Research
       123 S. Broad Street
       PA4903
       Philadelphia, PA 19109

       Wachovia Bank, N.A.                                               6.66%
       FBO AAAA Education & Research
       123 S. Broad Street
       PA4903
       Philadelphia, PA 19109

       Wachovia Bank, N.A.                                               6.40%
       FBO Upland Country Day School
       123 S. Broad Street
       PA4903
       Philadelphia, PA 19109


                                   Exhibit D-1

                                                                   FORM OF PROXY

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                        OF 1838 INVESTMENT ADVISORS FUNDS

 P The undersigned hereby appoints W. Thacher Brown, as attorney, with full powers of substitution and revocation, to attend the Special Meeting of
 R Shareholders of 1838 Investment Advisors Funds on July 20, 2004 and any adjournments thereof and thereat to vote all shares which the undersigned
 O would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Special Meeting of Shareholders, and upon such
 X other business as may properly come before the meeting or any adjournment thereof.
 Y
    The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

    ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

    IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENTS, AND THE SUB-ADVISORY AGREEMENT.

    You are encouraged to specify your choices by marking      ----------------
    the appropriate boxes on the reverse side, but you need      SEE REVERSE
    not mark any box with regard to a particular proposal if        SIDE
    you wish to vote FOR such proposal. The Proxies cannot     ----------------
    vote your shares unless you sign and return this card.

                                                                       6427
                                                                       ---------

---------------------------------------
          PLEASE MARK YOUR VOTES AS IN
          THIS EXAMPLE
---------------------------------------

1. Approval of the following agreements

                                                        FOR       AGAINST        ABSTAIN

(a) For 1838 INTERNATIONAL EQUITY FUND                  [ ]         [ ]            [ ]
    Shareholders ONLY:

                                                        FOR       AGAINST        ABSTAIN

(b) For 1838 FIXED INCOME FUND Shareholders ONLY:       [ ]         [ ]            [ ]

    NEW INVESTMENT ADVISORY AGREEMENT

                                                        FOR       AGAINST        ABSTAIN

(c) For 1838 FIXED INCOME FUND Shareholders ONLY:       [ ]         [ ]            [ ]

    NEW INVESTMENT SUB-ADVISORY
    AGREEMENT

                                                       Please sign as name appears hereon. Joint owners should each sign.
                                                       When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                       __________________________________________________________________

                                                       __________________________________________________________________
                                                            SIGNATURE(S)                            DATE